UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1. Reports to Stockholders

Annual report
Closed-end fund
Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
The figures in the annual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Investments® Dividend and Income Fund, Inc. (“DDF” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.
Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.
The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.
A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.
Unless otherwise noted, views expressed herein are current as of November 30, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
All third-party marks cited are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Investments Dividend and Income Fund, Inc.
December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware Investments Dividend and Income Fund, Inc. @ market price	1-year return	-31.05%
Delaware Investments Dividend and Income Fund, Inc. @ NAV	1-year return	-4.95%
Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+0.35%
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+2.07%
Past performance does not guarantee future results.
Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in the Fund's distribution rate.
For complete, annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 3.
For the fiscal year ended November 30, 2020, Delaware Investments Dividend and Income Fund, Inc. returned -4.95% at NAV and
-31.05% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.
Economic backdrop
The fiscal year began with optimism, as the consensus view expected a midcycle bounce in growth to be the dominant theme for at least the first two months of 2020.
That optimism quickly faded when a dangerous coronavirus, or COVID-19, emerged in China in mid-January and it became increasingly clear through February and March that the virus would not be contained, as reported cases around the globe increased significantly. The realization of a widespread pandemic ignited a repricing within global asset markets as equity prices fell heavily amid a flight to quality, particularly in US Treasurys and the US dollar, and a scramble for liquidity.
Contrasting themes marked the latter half of the fiscal year as equities recovered and pushed toward all-time highs despite virus cases increasing in the United States as well as in Europe and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, the election of Joe Biden as US president, and the prospect for a vaccine for the virus.
V-shaped market performance for the period
The onset of COVID-19 sparked a sharp drawdown for equities in the first calendar quarter of 2020, hurting US large-cap value and international developed market stocks. Specifically, exposure to energy and real estate equities detracted from the Fund’s performance. The energy sector declined for the 12-month period, owing to the oil supply war between Russia and the Organization of the Petroleum Exporting Countries Plus (OPEC+) and waning demand on the back of COVID-19. The virus led many countries to enact social distancing and stay-at-home orders, resulting in a drop in consumer spending and general economic activity. Real estate was hurt as a result, with the cyclical real estate investment trust (REIT)
sectors such as hotels and retail down sharply. Although the stock market rebounded strongly through the second half of the fiscal year, both energy and real estate equities lagged the market recovery as fundamentals for both spaces remained uncertain, especially with no clear guidance on the path to normalization for the economy.
High yield bonds fared well for the 12-month period and contributed to the Fund’s performance. The US Federal Reserve ramped up its asset purchases, including high yield bonds, which supported the high yield space during the downturn in March. The Fed signaled that monetary policy would likely remain very accommodative for years to come. The US high yield market rebounded through the latter half of the fiscal year on the combination of strong inflows, optimism around an economic relief package, and stronger-than-expected second-quarter earnings, laying the foundation for positive sentiment. As a result, the Fund’s exposure to industrial high yield bonds contributed to performance when many of the cyclical, or economically sensitive, sectors gained on hopes for an economic recovery as government-imposed lockdowns globally were being lifted.
Individual contributors and detractors
Within the Fund’s US large-cap value equity subportfolio, home improvement retailer Lowe’s Companies Inc. and semiconductor and software provider Broadcom Inc. contributed to the Fund’s performance. In contrast, energy exploration and production (E&P) companies Marathon Oil Corp. and Occidental Petroleum Corp. (both no longer held in the Fund) delivered weak results on falling energy demand and rising oil supply in the first quarter.
Portfolio positioning
We regularly invest across multiple asset classes, searching for securities that offer a competitive yield and the opportunity for dividend growth. We also prioritize managing downside risk while seeking to limit any capital losses. Our asset shifts throughout the fiscal year reflected these priorities.
The Fund’s largest allocation remained in large-cap value equities, reflecting our generally bullish view on the US stock market, which we believe may offer investors a favorable combination of yield and

Portfolio management review
Delaware Investments Dividend and Income Fund, Inc.
upside potential following a possible economic recovery in 2021. We moderately decreased the Fund’s allocation to US large-cap value equities from 60% to 59% during the fiscal year.
We continue to see what we view as attractive income opportunities in high yield bonds. The Fund’s high yield exposure rose from 28% of the portfolio a year ago to 29% as of fiscal year end. We think investors are underinvested in high yield, as we believe the reward for the risk taken is more attractive compared with other fixed income segments.
During the fiscal year, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities. These derivative securities did not have a material effect on performance during the fiscal year.
The Fund's use of leverage – a portfolio management tool designed to obtain a potentially higher return on the Fund's investments – negatively affected performance in light of the stock market's volatile activity during the fiscal year. Leverage magnifies the effect of gains and losses.
Our approach
The growth outlook is unclear to us, as volatile macroeconomic factors paired with the global pandemic have escalated global economic and market uncertainties. While we think the worst of the recession is likely behind us, the path to recovery is not yet laid out.
In our view, a thoughtful active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and help us to achieve what we view as attractive risk-adjusted returns through an active focus on portfolio risk and diversification.
We seek to continue to deliver the potential benefits of income while actively managing risk. The Fund, therefore, seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles.

Performance summary (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.
Fund performance
Average annual total returns through November 30, 2020	1 year	5 year	10 year	Lifetime
At market price (inception date March 26, 1993)	-31.05%	+7.87%	+9.72%	+7.95%
At net asset value (inception date March 26, 1993)	-4.95%	+6.74%	+10.35%	+8.49%
Diversification may not protect against market risk.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.
The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the
Fund’s investments.
Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.
Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities
(continues)

Performance summary (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.
The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions may temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.
The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.
Past performance is not a guarantee of future results.
Fund basics
As of November 30, 2020
Fund objectives	Fund start date
The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.	March 26, 1993

Total Fund net assets	NYSE symbol
$72.8 million	DDF
Number of holdings
286
Market price versus net asset value (see notes below and on next page)
November 30, 2019 through November 30, 2020
For period beginning November 30, 2019 through November 30, 2020	Starting value	Ending value
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10.99	$9.57
Delaware Investments Dividend and Income Fund, Inc. @ market price	$14.09	$8.90
Past performance is not a guarantee of future results.

Performance of a $10,000 investment
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$26,764
Lipper Closed-end Income and Preferred Stock Funds Average @ market price	$10,000	$26,252
Delaware Investments Dividend and Income Fund, Inc. @ market price	$10,000	$25,285
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$22,906
The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on November 30, 2010, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.
The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments, or funds that invest primarily in preferred securities, often considering tax code implications (source: Lipper).
Market price is the price an investor would pay for shares of the Fund on the secondary market.
NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.
Past performance is not a guarantee of future results.
(continues)

Security type / sector allocation and top 10
equity holdings
Delaware Investments Dividend and Income Fund, Inc.
As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Convertible Bonds	4.59%
Corporate Bonds	40.89%
Automotive	1.61%
Banking	1.35%
Basic Industry	4.18%
Capital Goods	2.74%
Communications	3.86%
Consumer Cyclical	2.81%
Consumer Non-Cyclical	2.54%
Energy	4.50%
Financials	1.09%
Healthcare	3.88%
Insurance	0.87%
Media	4.11%
Real Estate Investment Trusts	0.78%
Services	2.73%
Technology & Electronics	1.17%
Transportation	0.80%
Utilities	1.87%
Common Stock	85.71%
Communication Services	9.19%
Consumer Discretionary	4.56%
Consumer Staples	6.71%
Energy	2.44%
Financials	9.69%
Healthcare	13.89%
Industrials	9.41%
Information Technology	14.07%
Materials	2.49%
REIT Diversified	0.45%
REIT Healthcare	1.31%
REIT Hotel	0.44%
REIT Industrial	0.94%
REIT Information Technology	1.07%
REIT Mall	0.21%
Security type / sector	Percentage of net assets
REIT Manufactured Housing	0.35%
REIT Multifamily	3.51%
REIT Office	0.68%
REIT Self-Storage	0.68%
REIT Shopping Center	0.55%
REIT Single Tenant	0.59%
REIT Specialty	0.08%
Utilities	2.40%
Convertible Preferred Stock	1.58%
Preferred Stock	0.34%
Exchange-Traded Funds	0.02%
Borrowing Under Line of Credit	(35.56%)
Short-Term Investments	3.35%
Total Value of Securities	100.92%
Liabilities Net of Receivables and Other Assets	(0.92%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Equity Residential	2.53%
American International Group	2.52%
Raytheon Technologies	2.50%
DuPont de Nemours	2.49%
Cardinal Health	2.48%
CVS Health	2.47%
Dollar Tree	2.46%
Caterpillar	2.46%
ConocoPhillips	2.44%
Walt Disney	2.43%

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.
November 30, 2020
	Principal amount°	Value (US $)
Convertible Bonds — 4.59%
Capital Goods — 0.06%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	28,000	$ 41,420
		41,420
Communications — 0.61%
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	112,000	111,933
InterDigital 2.00% exercise price $81.29, maturity date 6/1/24	126,000	132,095
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	117,000	119,282
Liberty Media 2.25% exercise price $33.41, maturity date 9/30/46	170,000	80,136
		443,446
Consumer Cyclical — 0.18%
Team 5.00% exercise price $21.70, maturity date 8/1/23	145,000	130,616
		130,616
Consumer Non-Cyclical — 0.89%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	105,000	109,552
Chefs' Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	98,000	92,414
Coherus Biosciences 144A 1.50% exercise price $19.26, maturity date 4/15/26 #	10,000	11,915
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	60,000	56,363
Integra LifeSciences Holdings 144A 0.50% exercise price $73.67, maturity date 8/15/25 #	98,000	99,164
	Principal amount°	Value (US $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Jazz Investments I 144A 2.00% exercise price $155.81, maturity date 6/15/26 #	63,000	$ 75,096
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	37,000	51,314
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	177,000	153,295
		649,113
Electric — 0.19%
NRG Energy 2.75% exercise price $46.25, maturity date 6/1/48	128,000	138,830
		138,830
Energy — 0.70%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	259,000	196,358
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	125,000	121,847
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	193,000	189,150
		507,355
Financials — 0.15%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	86,000	105,264
		105,264
Industrials — 0.17%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	67,000	125,248
		125,248

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.
	Principal amount°	Value (US $)
Convertible Bonds (continued)
REITs — 0.18%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	134,000	$ 133,196
		133,196
Technology — 1.46%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	169,000	151,677
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	55,000	61,109
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	98,000	91,263
Microchip Technology 1.625% exercise price $94.91, maturity date 2/15/27	61,000	119,712
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	49,000	75,975
Palo Alto Networks 0.75% exercise price $266.35, maturity date 7/1/23	91,000	113,271
Pluralsight 0.375% exercise price $38.76, maturity date 3/1/24	163,000	148,133
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	127,000	122,309
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	49,000	59,903
Travere Therapeutics 2.50% exercise price $38.80, maturity date 9/15/25	129,000	122,356
		1,065,708
Total Convertible Bonds (cost $3,195,046)		3,340,196

	Principal amount°	Value (US $)

Corporate Bonds — 40.89%
Automotive — 1.61%
Allison Transmission 144A 5.875% 6/1/29 #	330,000	$ 368,400
Ford Motor 9.00% 4/22/25	140,000	170,312
Ford Motor Credit
3.375% 11/13/25	310,000	311,845
4.542% 8/1/26	305,000	320,250
		1,170,807
Banking — 1.35%
Morgan Stanley 5.875% μ, ψ	425,000	473,344
Natwest Group 8.625% μ, ψ	200,000	208,516
Popular 6.125% 9/14/23	280,000	302,720
		984,580
Basic Industry — 4.18%
Avient 144A 5.75% 5/15/25 #	88,000	94,160
Chemours 144A 5.75% 11/15/28 #	155,000	158,003
First Quantum Minerals
144A 7.25% 4/1/23 #	200,000	205,195
144A 7.50% 4/1/25 #	200,000	208,000
Freeport-McMoRan
4.55% 11/14/24	170,000	186,129
5.45% 3/15/43	185,000	231,594

Hudbay Minerals 144A 7.625% 1/15/25 #	115,000	119,528
Koppers 144A 6.00% 2/15/25 #	215,000	222,122
NOVA Chemicals 144A 5.00% 5/1/25 #	130,000	134,794
Olin
5.00% 2/1/30	175,000	182,405
5.125% 9/15/27	195,000	202,556

PowerTeam Services 144A 9.033% 12/4/25 #	290,000	319,181
Standard Industries 144A 4.75% 1/15/28 #	145,000	152,975
Steel Dynamics 5.00% 12/15/26	280,000	298,913
Tronox 144A 6.50% 4/15/26 #	315,000	327,594
		3,043,149
Capital Goods — 2.74%
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	300,000	313,155
Bombardier 144A 6.00% 10/15/22 #	325,000	309,831

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
Crown Americas 4.75% 2/1/26	285,000	$ 296,880
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	310,000	314,328
Reynolds Group Issuer 144A 4.00% 10/15/27 #	310,000	315,642
TransDigm 144A 6.25% 3/15/26 #	125,000	132,657
Vertical US Newco 144A 5.25% 7/15/27 #	300,000	315,562
		1,998,055
Communications — 3.86%
Altice France 144A 7.375% 5/1/26 #	420,000	441,441
Altice France Holding 144A 6.00% 2/15/28 #	305,000	310,126
CenturyLink 144A 5.125% 12/15/26 #	285,000	296,769
Frontier Communications 144A 5.875% 10/15/27 #	145,000	152,703
Level 3 Financing 144A 4.25% 7/1/28 #	280,000	289,380
Sprint
7.125% 6/15/24	190,000	221,352
7.875% 9/15/23	103,000	118,836

T-Mobile USA 6.50% 1/15/26	305,000	317,337
Zayo Group Holdings
144A 4.00% 3/1/27 #	350,000	348,668
144A 6.125% 3/1/28 #	295,000	312,470
		2,809,082
Consumer Cyclical — 2.81%
Caesars Entertainment 144A 6.25% 7/1/25 #	295,000	314,985
Carnival 144A 7.625% 3/1/26 #	55,000	58,488
H&E Equipment Services 144A 3.875% 12/15/28 #	90,000	90,000
Hilton Domestic Operating 144A 4.00% 5/1/31 #	475,000	500,531
L Brands 144A 6.875% 7/1/25 #	290,000	314,000
MGM Resorts International 4.75% 10/15/28	60,000	62,588
Scientific Games International 144A 8.25% 3/15/26 #	137,000	147,180
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
William Carter 144A 5.625% 3/15/27 #	160,000	$ 168,900
Wyndham Hotels & Resorts 144A 4.375% 8/15/28 #	379,000	388,333
		2,045,005
Consumer Non-Cyclical — 2.54%
JBS USA LUX
144A 5.75% 6/15/25 #	170,000	175,738
144A 6.50% 4/15/29 #	160,000	183,402
144A 6.75% 2/15/28 #	20,000	22,275

Kraft Heinz Foods 5.20% 7/15/45	280,000	330,554
Pilgrim's Pride
144A 5.75% 3/15/25 #	315,000	323,962
144A 5.875% 9/30/27 #	65,000	69,956
Post Holdings
144A 5.00% 8/15/26 #	100,000	103,924
144A 5.625% 1/15/28 #	180,000	191,812
144A 5.75% 3/1/27 #	170,000	179,350

Primo Water Holdings 144A 5.50% 4/1/25 #	260,000	269,100
		1,850,073
Energy — 4.50%
Cheniere Corpus Christi Holdings
5.125% 6/30/27	40,000	46,451
5.875% 3/31/25	80,000	91,740
7.00% 6/30/24	200,000	230,784
CNX Resources
144A 6.00% 1/15/29 #	155,000	156,938
144A 7.25% 3/14/27 #	70,000	74,114

Crestwood Midstream Partners 6.25% 4/1/23	225,000	226,441
DCP Midstream Operating 5.125% 5/15/29	220,000	233,433
Energy Transfer Operating 5.50% 6/1/27	115,000	132,348
EQM Midstream Partners 144A 6.50% 7/1/27 #	280,000	309,096
Genesis Energy 6.50% 10/1/25	40,000	37,075
Murphy Oil 5.875% 12/1/27	227,000	205,789
Murphy Oil USA 5.625% 5/1/27	415,000	441,377
NuStar Logistics 5.625% 4/28/27	160,000	164,370

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Occidental Petroleum 3.50% 8/15/29	355,000	$311,193
Precision Drilling 144A 7.125% 1/15/26 #	20,000	13,271
Southwestern Energy 7.75% 10/1/27	220,000	232,513
Targa Resources Partners 5.375% 2/1/27	300,000	314,195
Transocean Proteus 144A 6.25% 12/1/24 #	58,500	54,698
		3,275,826
Financials — 1.09%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #, μ	200,000	192,500
Ally Financial 5.75% 11/20/25	435,000	508,531
DAE Funding 144A 5.75% 11/15/23 #	93,000	95,906
		796,937
Healthcare — 3.88%
Bausch Health 144A 5.50% 11/1/25 #	300,000	309,330
Centene
3.375% 2/15/30	245,000	257,173
4.625% 12/15/29	165,000	181,120
144A 5.375% 8/15/26 #	275,000	291,156

Community Health Systems 144A 6.625% 2/15/25 #	140,000	142,772
Encompass Health 5.75% 9/15/25	120,000	124,200
HCA
5.375% 2/1/25	405,000	454,011
5.875% 2/15/26	165,000	190,162
7.58% 9/15/25	80,000	96,000

Hill-Rom Holdings 144A 5.00% 2/15/25 #	180,000	185,963
Ortho-Clinical Diagnostics 144A 7.25% 2/1/28 #	70,000	74,682
Service Corp. International 4.625% 12/15/27	159,000	168,838
Tenet Healthcare
5.125% 5/1/25	175,000	176,960
144A 6.125% 10/1/28 #	170,000	172,656
		2,825,023
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Insurance — 0.87%
HUB International 144A 7.00% 5/1/26 #	315,000	$ 329,098
USI 144A 6.875% 5/1/25 #	295,000	303,294
		632,392
Media — 4.11%
AMC Networks 4.75%	370,000	381,468
CCO Holdings
144A 4.50% 8/15/30 #	175,000	184,735
144A 4.50% 5/1/32 #	40,000	42,326
144A 5.125% 5/1/27 #	120,000	126,414
144A 5.375% 6/1/29 #	130,000	142,173
144A 5.875% 5/1/27 #	190,000	198,598

CSC Holdings 144A 3.375% 2/15/31 #	250,000	243,438
Gray Television
144A 4.75% 10/15/30 #	290,000	294,713
144A 7.00% 5/15/27 #	55,000	60,706

Lamar Media 5.75% 2/1/26	167,000	173,350
Netflix 5.875% 11/15/28	315,000	380,981
Sinclair Television Group 144A 5.125% 2/15/27 #	195,000	191,953
Sirius XM Radio 144A 5.00% 8/1/27 #	395,000	416,206
Terrier Media Buyer 144A 8.875% 12/15/27 #	145,000	156,872
		2,993,933
Real Estate Investment Trusts — 0.78%
GLP Capital 5.375% 4/15/26	110,000	124,565
Iron Mountain 144A 4.50% 2/15/31 #	265,000	270,652
MGM Growth Properties Operating Partnership
144A 3.875% 2/15/29 #	75,000	75,891
5.75% 2/1/27	85,000	94,872
		565,980
Services — 2.73%
Aramark Services 144A 5.00% 2/1/28 #	345,000	362,767
Ashtead Capital 144A 5.25% 8/1/26 #	530,000	561,800
Covanta Holding 5.875% 7/1/25	210,000	219,428
GFL Environmental 144A 3.75% 8/1/25 #	59,000	60,291

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Services (continued)
Prime Security Services Borrower 144A 5.75% 4/15/26 #	220,000	$ 238,975
United Rentals North America 3.875% 2/15/31	379,000	396,766
Univar Solutions USA 144A 5.125% 12/1/27 #	140,000	147,964
		1,987,991
Technology & Electronics — 1.17%
CommScope Technologies 144A 5.00% 3/15/27 #	100,000	99,687
RP Crown Parent 144A 7.375% 10/15/24 #	20,000	20,442
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	200,000	207,875
SS&C Technologies 144A 5.50% 9/30/27 #	490,000	524,859
		852,863
Transportation — 0.80%
Delta Air Lines
144A 7.00% 5/1/25 #	285,000	325,852
7.375% 1/15/26	87,000	97,906

Mileage Plus Holdings 144A 6.50% 6/20/27 #	150,000	162,938
		586,696
Utilities — 1.87%
AES
5.50% 4/15/25	160,000	165,212
6.00% 5/15/26	25,000	26,371
Calpine
144A 5.00% 2/1/31 #	150,000	158,287
144A 5.25% 6/1/26 #	145,000	150,445

Enel 144A 8.75% 9/24/73 #, μ	200,000	234,440
PG&E 5.25% 7/1/30	300,000	327,375
Vistra Operations
144A 5.50% 9/1/26 #	205,000	214,758
144A 5.625% 2/15/27 #	85,000	89,910
		1,366,798
Total Corporate Bonds (cost $28,471,094)		29,785,190
	Number of shares	Value (US $)
Common Stock — 85.71%
Communication Services — 9.19%
AT&T	51,900	$ 1,492,125
Century Communications =, †	500,000	0
Comcast Class A	34,048	1,710,571
Verizon Communications	28,400	1,715,644
Walt Disney	11,979	1,773,012
		6,691,352
Consumer Discretionary — 4.56%
Dollar Tree †	16,400	1,791,536
Lowe's	9,800	1,527,036
		3,318,572
Consumer Staples — 6.71%
Archer-Daniels-Midland	34,000	1,692,180
Conagra Brands	43,563	1,592,663
Mondelez International Class A	27,900	1,602,855
		4,887,698
Energy — 2.44%
ConocoPhillips	44,979	1,779,369
		1,779,369
Financials — 9.69%
Allstate	16,200	1,658,070
American International Group	47,800	1,837,432
Bank of New York Mellon	7,841	306,740
Discover Financial Services	20,944	1,595,305
Truist Financial	35,700	1,657,194
		7,054,741
Healthcare — 13.89%
Brookdale Senior Living †	2,860	12,126
Cardinal Health	33,100	1,806,929
Cigna	8,408	1,758,449
CVS Health	26,500	1,796,435
Johnson & Johnson	11,100	1,605,948
Merck & Co.	20,300	1,631,917
Pfizer	20,801	796,886
Viatris †	42,131	708,644
		10,117,334
Industrials — 9.41%
Caterpillar	10,303	1,788,498
Honeywell International	8,324	1,697,430
Northrop Grumman	5,100	1,541,526
Raytheon Technologies	25,414	1,822,692
		6,850,146
Information Technology — 14.07%
Broadcom	4,400	1,766,952

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.
	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Cisco Systems	41,000	$ 1,763,820
Cognizant Technology Solutions Class A	22,482	1,756,519
Intel	33,300	1,610,055
Motorola Solutions	10,100	1,732,453
Oracle	28,000	1,616,160
		10,245,959
Materials — 2.49%
DuPont de Nemours	28,632	1,816,414
		1,816,414
REIT Diversified — 0.45%
Colony Capital	18,610	80,395
Duke Realty	3,390	129,023
Lamar Advertising	320	25,475
Lexington Realty Trust	7,760	79,230
Outfront Media	770	14,584
		328,707
REIT Healthcare — 1.31%
Alexandria Real Estate Equities	1,090	178,466
CareTrust REIT	1,850	35,945
Healthcare Trust of America Class A	4,160	108,285
Healthpeak Properties	4,310	124,387
Medical Properties Trust	6,520	126,488
National Health Investors	610	39,443
Omega Healthcare Investors	730	25,711
Sabra Health Care REIT	440	7,251
Ventas	2,730	130,794
Welltower	2,820	177,603
		954,373
REIT Hotel — 0.44%
Apple Hospitality REIT	2,610	34,609
Gaming and Leisure Properties	1,450	60,233
Host Hotels & Resorts	3,070	43,072
Park Hotels & Resorts	860	14,035
Pebblebrook Hotel Trust	940	17,390
Ryman Hospitality Properties	360	23,108
VICI Properties	5,000	126,450
		318,897
REIT Industrial — 0.94%
Americold Realty Trust	1,890	64,506
CyrusOne	840	58,724
	Number of shares	Value (US $)
Common Stock (continued)
REIT Industrial (continued)
Prologis	5,640	$ 564,282
		687,512
REIT Information Technology — 1.07%
Digital Realty Trust	1,970	265,458
Equinix	660	460,541
QTS Realty Trust Class A	920	54,657
		780,656
REIT Mall — 0.21%
Simon Property Group	1,880	155,232
		155,232
REIT Manufactured Housing — 0.35%
Equity LifeStyle Properties	1,670	97,845
Sun Communities	1,150	159,850
		257,695
REIT Multifamily — 3.51%
American Campus Communities	320	12,736
American Homes 4 Rent Class A	1,840	52,845
Apartment Investment and Management Class A	296	8,970
AvalonBay Communities	820	136,604
Camden Property Trust	670	66,216
Equity Residential	31,807	1,842,261
Essex Property Trust	710	174,575
Invitation Homes	5,020	143,472
Mid-America Apartment Communities	270	34,063
UDR	2,100	80,787
		2,552,529
REIT Office — 0.68%
Alpine Income Property Trust	340	5,443
Boston Properties	1,790	175,707
Cousins Properties	2,240	74,838
Douglas Emmett	2,500	77,425
Highwoods Properties	2,200	84,260
Kilroy Realty	220	13,455
SL Green Realty	260	15,054
VEREIT	3,510	24,886
Vornado Realty Trust	650	25,292
		496,360
REIT Self-Storage — 0.68%
Extra Space Storage	1,150	129,640
Iron Mountain	910	25,025
Life Storage	600	65,832

	Number of shares	Value (US $)
Common Stock (continued)
REIT Self-Storage (continued)
National Storage Affiliates Trust	980	$ 33,300
Public Storage	1,090	244,661
		498,458
REIT Shopping Center — 0.55%
Agree Realty	650	42,835
Brixmor Property Group	5,810	88,719
Federal Realty Investment Trust	270	23,549
Kimco Realty	5,420	78,265
Regency Centers	1,260	57,431
Retail Opportunity Investments	2,660	34,527
Urban Edge Properties	3,620	46,988
Weingarten Realty Investors	1,450	30,319
		402,633
REIT Single Tenant — 0.59%
Four Corners Property Trust	1,610	45,096
National Retail Properties	1,670	62,959
Realty Income	3,060	183,508
Spirit Realty Capital	1,310	48,260
STORE Capital	2,640	85,959
		425,782
REIT Specialty — 0.08%
WP Carey	820	56,752
		56,752
Utilities — 2.40%
Edison International	28,500	1,748,760
		1,748,760
Total Common Stock (cost $52,376,591)		62,425,931

Convertible Preferred Stock — 1.58%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	85	150,947
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	2,953	141,929
Assurant 6.50% exercise price $106.55, maturity date 3/15/21	738	90,700
	Number of shares	Value (US $)

Convertible Preferred Stock (continued)
Bank of America 7.25% exercise price $50.00 ψ	54	$ 80,088
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	4,121	209,677
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	2,344	111,246
Essential Utilities 6.00% exercise price $42.29, maturity date 4/30/22	1,750	102,918
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ψ	199	205,468
QTS Realty Trust 6.50% exercise price $46.81 ψ	420	56,708
Total Convertible Preferred Stock (cost $944,525)		1,149,681

Preferred Stock — 0.34%
Bank of America 6.50% μ	220,000	248,600
Total Preferred Stock (cost $226,900)		248,600

Exchange-Traded Funds — 0.02%
iShares Core US REIT ETF	240	11,357
Vanguard Real Estate ETF	70	5,880
Total Exchange-Traded Funds (cost $17,259)		17,237

Short-Term Investments — 3.35%
Money Market Mutual Funds — 3.35%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	610,620	610,620
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	610,620	610,620
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	610,620	610,620

Schedule of investments
Delaware Investments Dividend and Income Fund, Inc.
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	610,620	$ 610,620
Total Short-Term Investments (cost $2,442,480)		2,442,480
Total Value of Securities—136.48% (cost $87,673,895)		$ 99,409,315
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2020, the aggregate value of Rule 144A securities was $19,010,127, which represents 26.10% of the Fund's net assets. See Note 10 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at November 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security.
†	Non-income producing security.
Summary of abbreviations:
ETF – Exchange-Traded Fund
GS – Goldman Sachs
REIT – Real Estate Investment Trust
USD – US Dollar

Statement of assets and liabilities
Delaware Investments Dividend and Income Fund, Inc.
November 30, 2020
Assets:
Investments, at value*	$ 99,409,315
Receivable for securities sold	366,587
Interest receivable	573,065
Foreign tax reclaims receivable	3,607
Total Assets	100,352,574
Liabilities:
Due to custodian	172,816
Borrowing under line of credit	25,900,000
Payable for securities purchased	1,270,581
Other accrued expenses	124,884
Investment management fees payable to affiliates	43,823
Legal fees payable to affiliates	1,140
Interest expense payable on line of credit	700
Accounting and administration expenses payable to affiliates	597
Reports and statements to shareholders expenses payable to affiliates	70
Total Liabilities	27,514,611
Total Net Assets	$ 72,837,963

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	61,303,536
Total distributable earnings (loss)	11,534,427
Total Net Assets	72,837,963
Net Asset Value

Common Shares:
Net assets	$ 72,837,963
Shares of beneficial interest outstanding, unlimited authorization, no par	7,611,159
Net asset value per share	$ 9.57
*Investments, at cost	$ 87,673,895
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Investments Dividend and Income Fund, Inc.
Year ended November 30, 2020
Investment Income:
Dividends	$ 1,837,376
Interest	1,650,949
Foreign tax withheld	671
3,488,996

Expenses:
Management fees	548,434
Interest Expense	432,849
Reports and statements to shareholders expenses	115,120
Legal fees	105,879
Dividend disbursing and transfer agent fees and expenses	103,598
Accounting and administration expenses	57,425
Audit and tax fees	45,094
Custodian fees	5,565
Directors' fees and expenses	4,078
Other	91,239
1,509,281
Less expenses paid indirectly	(30)
Total operating expenses	1,509,251
Net Investment Income	1,979,745
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,294,651
Foreign currencies	852
Foreign currency exchange contracts	(1,083)
Net realized gain	1,294,420

Net change in unrealized appreciation (depreciation) of:
Investments	(7,778,230)
Foreign currencies	4,469
Net change in unrealized appreciation (depreciation)	(7,773,761)
Net Realized and Unrealized Loss	(6,479,341)
Net Decrease in Net Assets Resulting from Operations	$(4,499,596)
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Investments Dividend and Income Fund, Inc.
	Year ended
	11/30/20	11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$ 1,979,745	$ 2,405,403
Net realized gain	1,294,420	5,441,218
Net change in unrealized appreciation (depreciation)	(7,773,761)	(217,362)
Net increase (decrease) in net assets resulting from operations	(4,499,596)	7,629,259

Dividends and Distributions to Shareholders from:
Distributable earnings	(3,347,827)	(8,391,625)
Return of capital	(3,172,112)	—
Total Distributions to Shareholders	(6,519,939)	(8,391,625)
Capital Share Transactions:
Cost of shares redeemed [1]	(623,838)	—
Decrease in net assets derived from capital share transactions	(623,838)	—
Net Decrease in Net Assets	(11,643,373)	(762,366)

Net Assets:
Beginning of year	84,481,336	85,243,702
End of year	$ 72,837,963	$84,481,336
1	See Note 6 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
(continues)

Statement of cash flows
Delaware Investments Dividend and Income Fund, Inc.
Year ended November 30, 2020
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (4,499,596)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(91,728)
Proceeds from disposition of investment securities	65,826,136
Purchase of investment securities	(53,678,740)
Purchase (Proceeds) from disposition of short-term investment securities, net	3,423,073
Net realized (gain) loss on investments	(1,294,651)
Net change in unrealized (appreciation) depreciation of investments	7,778,230
Net change in unrealized (appreciation) depreciation of foreign currencies	(4,469)
(Increase) decrease in receivable for securities sold	497,406
(Increase) decrease in dividends and interest receivable	112,012
Return of capital distributions on investments	321,754
(Increase) decrease in foreign dividend reclaim receivable	1,205
Increase (decrease) in payable for securities purchased	(2,546,366)
Increase (decrease) in directors' fees and expenses payable to affiliates	(1)
Increase (decrease) in accounting and administration expenses payable to affiliates	(60)
Increase (decrease) in investment management fees payable to affiliates	(10,398)
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	22
Increase (decrease) in legal fees payable to affiliates	(7,750)
Increase (decrease) in other accrued expenses payable	20,832
Increase (decrease) in interest expense payable on line of credit	(17,585)
Total adjustments	20,328,922
Net cash provided by (used for) operating activities	15,829,326

Cash provided by (used for) financing activities:
Cash received from borrowings under line of credit	(9,100,000)
Cost of shares redeemed	(623,838)
Cash dividends and distributions paid to shareholders	(6,519,939)
Increase in bank overdraft	172,816
Net cash provided by (used for) financing activities	(16,071,961)

Effect of exchange rates on cash	4,469
Net increase (decrease) in cash	(237,166)
Cash at beginning of year	237,166
Cash at end of year	$ —
Cash paid during the period for interest expense from borrowings	$ 450,434
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investments Dividend and Income Fund, Inc.
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$ 10.99	$ 11.09	$ 12.09	$ 10.96	$ 10.20

Income (loss) from investment operations
Net investment income[1]	0.26	0.31	0.28	0.34	0.38
Net realized and unrealized gain (loss)	(0.83)	0.68	0.01	1.27	0.97
Total from investment operations	(0.57)	0.99	0.29	1.61	1.35

Less dividends and distributions from:
Net investment income	(0.44)	(1.09)	(0.95)	(0.48)	(0.59)
Net realized gain	—	—	(0.34)	—	—
Return of capital	(0.41)	—	—	—	—
Total dividends and distributions	(0.85)	(1.09)	(1.29)	(0.48)	(0.59)
Net asset value, end of period	$ 9.57	$ 10.99	$ 11.09	$ 12.09	$ 10.96
Market value, end of period	$ 8.90	$ 14.09	$ 12.42	$ 10.85	$ 9.70

Total return based on:[2]
Net asset value	(4.95%)	7.51% [3]	2.55%	15.49%	14.50%
Market value	(31.05%)	23.07%	27.97%	17.11%	14.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 72,838	$ 84,481	$ 85,244	$ 92,916	$ 88,664
Ratio of expenses to average net assets[4,5,6,7]	2.12%	3.15%	2.48%	2.09%	1.95%
Ratio of net investment income to average net assets[8]	2.78%	2.88%	2.37%	2.94%	3.68%
Portfolio turnover	56%	52%	29%	36%	47%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$ 25,900	$ 35,000	$ 40,000	$ 40,000	$ 40,000
Asset coverage per $1,000 of debt outstanding at end of period	$ 3,812	$ 3,414	$ 3,131	$ 3,323	$ 3,217
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.18% lower. See Note 12 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 1.08%, 1.26%, 0.86%, 0.87%, and 0.95%, respectively.
[6]	The ratio of interest expense to average net assets for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.61%, 1.35%, 1.23%, 0.84%, and 0.59% respectively.
[7]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.43%, 0.95%, 0.85%, 0.58%, and 0.41%, respectively.
[8]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 1.99%, 2.03%, 1.64%, 2.05%, and 2.56%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.
November 30, 2020
Delaware Investments Dividend and Income Fund, Inc., Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2020 and for all open federal income tax years (years ended November 30, 2017–November 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended November 30, 2020, the Fund did not incur any interest or tax penalties.
Distributions  —  The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Cash and Cash Equivalents —  Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $30 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.55%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.
DMC's affiliate, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), acts as sub-advisor to the Manager and provides asset allocation services to the Fund. MIMAK has primary day-to-day responsibility for managing the Fund and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. MIMAK may also allocate assets to the Manager.
DMC, and as applicable, MIMAK, may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, MIMAK, and MIMGL (together, the “Affiliated Fixed Income Sub-Advisors”). The Manager may also permit these Affiliated Fixed Income Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Fixed Income Sub-Advisor's specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Equity Sub-Advisors”), to

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Equity Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Fixed Income Sub-Advisor and Affiliated Equity Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2020, the Fund was charged $7,403 for these services.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended November 30, 2020, the Fund was charged $28,370 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.
Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.
3. Investments
For the year ended November 30, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$53,678,740
Sales	65,826,136
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$87,874,888
Aggregate unrealized appreciation of investments	$13,028,202
Aggregate unrealized depreciation of investments	(1,493,775)
Net unrealized appreciation of investments	$11,534,427
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2020:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$62,425,931	$ —	$—	$62,425,931
Convertible Bonds	—	3,340,196	—	3,340,196
Convertible Preferred Stock[1]	651,337	498,344	—	1,149,681
Corporate Bonds	—	29,785,190	—	29,785,190
Exchange-Traded Funds	17,237	—	—	17,237
Preferred Stock	—	248,600	—	248,600
Short-Term Investments	2,442,480	—	—	2,442,480
Total Value of Securities	$65,536,985	$33,872,330	$—	$99,409,315
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	56.65%	43.35%	—	100.00%
During the year ended November 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.
3. Investments  (continued)
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2020 and 2019 was as follows:
	Year ended
	11/30/20	11/30/19
Ordinary income	$2,085,627	$1,784,345
Long-term capital gains	1,262,200	6,607,280
Return of capital	3,172,112	—
Total	$6,519,939	$8,391,625
5. Components of Net Assets on a Tax Basis
As of November 30, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$61,303,536
Net unrealized appreciation on investments and foreign currencies	11,534,427
Net assets	$72,837,963
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment on debt instruments, trust preferred securities, deemed dividend income, and market discount and premium on debt instruments.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2020, the Fund had no reclassifications.
6. Capital Stock
Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended November 30, 2020 and 2019.
The Fund’s Board authorized management to implement a new open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The new share repurchase program commenced on August 1, 2017 and has no stated expiration date.
The Fund did not repurchase shares under any share repurchase program during the year ended November 30, 2019. For the year ended November 30, 2020, the Fund repurchased 77,000 common shares valued at $623,838. The weighted average discount per share at the repurchase date was 10.17% for the year ended November 30, 2020.

7. Line of Credit
For the year ended November 30, 2020, the Fund borrowed a portion of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 12, 2020. Effective June 12, 2020, the Fund entered into Amendment No. 5 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 11, 2021. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.
At November 30, 2020, the par value of loans outstanding was $25,900,000, at a variable interest rate of 1.05%. The carrying value of the loan approximates fair value. During the year ended November 30, 2020, the average daily balance of loans outstanding was $28,453,005, at a weighted average interest rate of approximately 1.50%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 5 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts —  The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at November 30, 2020.
During the year ended November 30, 2020, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.
During the year ended November 30, 2020, the Fund experienced net realized gains attributable to foreign currency holdings, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”
The table below summarizes the average balance of derivative holdings by the Fund during the six months ended November 30, 2020:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$—	$2,323
9. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.
9. Securities Lending (continued)
securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended November 30, 2020, the Fund had no securities out on loan.
10. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank rates ("IBORs"), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which

Notes to financial statements
Delaware Investments® Dividend and Income Fund, Inc.
10. Credit and Market Risk (continued)
may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
12. General Motors Term Loan Litigation
The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $65,058 and an asset of $216,859 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.
The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.
The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.
13. Recent Accounting Pronouncements
In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund's net assets at the end of the year is not material.
In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Delaware Investments® Dividend and Income Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Investments® Dividend and Income Fund, Inc. (the “Fund”) as of November 30, 2020, the related statements of operations and of cash flows for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
Proxy results
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 18, 2020. At the Annual Meeting, the Fund’s shareholders elected 11 Directors. The results of the voting at the meeting were as follows:
Nominee	Shares voted for	Shares withheld	No ballot received
Shawn K. Lytle	4,793,610	279,719	2,614,829
Jerome D. Abernathy	4,767,087	306,242	2,614,829
Thomas L. Bennett	4,794,382	278,947	2,614,829
Ann D. Borowiec	4,778,823	294,506	2,614,829
Joseph W. Chow	4,795,392	277,937	2,614,829
John A. Fry	4,790,911	282,418	2,614,829
Lucinda S. Landreth	4,772,393	300,936	2,614,829
Frances A. Sevilla-Sacasa	4,783,887	289,442	2,614,829
Thomas K. Whitford	4,796,036	277,293	2,614,829
Christianna Wood	4,796,639	276,690	2,614,829
Janet L. Yeomans	4,783,054	290,275	2,614,829
At an adjournment of the Annual Meeting held on October 9, 2020, shareholders also voted to approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited.
The results of the voting on the shareholder proposal were as follows:
For	Against	Abstain
3,493,769	223,934	231,324
Fund management
During the period, there were changes to the Fund’s portfolio management team. On June 11, 2020, the Fund announced that Chris Gowlland would be appointed a co-manager (quantitative equity research) of the Fund effective June 11, 2020. As of that date, the portfolio management team responsible for making the day-to-day investment decisions for the Fund included Wayne A. Anglace, Kristen E. Bartholdson, Adam H. Brown, Craig C. Dembek, Roger A. Early, Chris Gowlland, Nikhil G. Lalvani, Paul A. Matlack, John P. McCarthy, and Robert A. Vogel.
On August 26, 2020, the Fund announced that Michael Wildstein would be appointed a co-manager (fixed income) of the Fund effective September 30, 2020. As of that date, the portfolio management team responsible for making the day-to-day investment decisions for the Fund included Kristen E. Bartholdson, Adam H. Brown, Chris Gowlland, Nikhil G. Lalvani, John P. McCarthy, Robert A. Vogel, and Michael G. Wildstein.
Following an adjournment of the Annual Meeting of the Fund’s shareholders held on October 9, 2020, Stefan Löwenthal and Jürgen Wurzer were appointed as co-managers (global multi asset allocation).
On December 1, 2020, the Fund announced that Erin Ksenak would be appointed a co-manager (large-cap value) of the Fund effective December 1, 2020.
On January 22, 2021, the Fund announced that Benjamin Leung and Scot Thompson would be appointed co-managers (real estate and other equity securities) of the Fund effective January 22, 2021.
The portfolio management team responsible for making the day-to-day investment decisions for the Fund includes Kristen E. Bartholdson, Adam H. Brown, Chris Gowlland, Erin Ksenak, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Scot Thompson, Robert A. Vogel, Michael G. Wildstein, and Jürgen Wurzer. Listed below are the biographies for each member of the portfolio management team.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
Fund management (continued)
Kristen E. Bartholdson
Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an equity analyst, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.
Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.
Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.
Mr. Brown has been a co-portfolio manager of the Fund since July 2016.
Chris Gowlland, CFA
Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.
Mr. Gowlland has been a co-portfolio manager of the Fund since June 2020.
Erin Ksenak
Vice President, Portfolio Manager
Erin Ksenak is a portfolio manager on the firm’s US Large Cap Value Equity team, a role she assumed in December 2020. Prior to joining Macquarie Investment Management (MIM) in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team. Before that, Ksenak worked at Miller Investment Management as a research associate. From 2009 to 2014, she worked at Morgan Stanley Investment Management (later known as Echo Point Investment Management) as a senior research analyst. Ksenak graduated summa cum laude from Fordham University with a bachelor’s degree in finance.
Ms. Ksenak has been a co-portfolio manager of the Fund since December 2020.

Nikhil G. Lalvani, CFA
Senior Vice President, Senior Portfolio Manager, Team Leader
Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.
Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.
Benjamin Leung, CFA
Managing Director, Co-Head of Systematic Investments, Head of Research
Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie's Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.
Mr. Leung has been a co-portfolio manager of the Fund since January 2021.
Stefan Löwenthal, CFA
Senior Vice President, Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).
Mr. Löwenthal has been a co-portfolio manager of the Fund since October 2020.
John P. McCarthy, CFA
Managing Director, Senior Client Portfolio Manager
John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.
Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
Fund management (continued)
Scot Thompson
Managing Director, Co-Head of Systematic Investments, Portfolio Manager
Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm's Australian and global equities product range. Before that, he was a member of the firm's private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.
Mr. Thompson has been a co-portfolio manager of the Fund since January 2021.
Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.
Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.
Michael G. Wildstein, CFA
Senior Managing Director, Head of US Credit and Insurance
Michael G. Wildstein is head of US credit and insurance for Macquarie Investment Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Investment Management in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.
Mr. Wildstein has been a co-portfolio manager of the Fund since September 2020.
Jürgen Wurzer, CFA
Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team
Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.
Mr. Wurzer has been a co-portfolio manager of the Fund since October 2020.

Dividend reinvestment plan
The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.
Computershare Trust Company, N.A. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.
Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.
Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions by the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.
If written instructions are not received by Computershare by the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the weighted average sale price obtained by Computershare’s broker for all shares sold on such batch on the applicable trade date or dates and then send the net proceeds to the shareholder, after deducting any applicable transaction fees, per share fees, and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less any applicable transaction fees, per share fees, and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.
An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.
Computershare will charge participants their proportional share of the per share fees on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.
If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 505000, Louisville, KY 40233-5000. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.
Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.
Section 19(a) notices
The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
Section 19(a) notices (continued)
The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Total Cumulative Distributions for the year ended November 30, 2020
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return Of Capital	Total Per Common Share
$0.4360	$—	$—	$0.4140	$0.8500
Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2020
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
33.01%	0.00%	18.40%	48.59%	100.00%
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.
Presented below are return figures, based on the change in the Fund’s net asset value per share (“NAV”), compared to the annualized distribution rate as a percentage of the NAV as of November 30, 2020.
Fund Performance and Distribution Information
Fiscal Year (12/01/19 through 11/30/20)
Annualized Distribution Rate as a Percentage of NAV^	7.07%
Cumulative Distribution Rate on NAV^^	0.59%
Cumulative Total Return on NAV* for fiscal year ended 11/30/20*	(4.95)%
Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/20**	6.74%
^ Based on the Fund’s NAV as of November 30, 2020.
^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2020 based on the Fund’s NAV as of November 30, 2020.
*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2019 through November 30, 2020.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.
While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
Tax information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2020, the Fund reports distributions paid during the year as follows:
(A)Long-term Capital Gain Distributions (Tax Basis)	19.36%
(B) Ordinary Income Distributions (Tax Basis)*	31.99%
(C) Return of Capital Distributions (Tax Basis)	48.65%
Total Distributions (Tax Basis)	100.00%
(D) Qualifying Dividends [1]	76.91%
(A), (B) and (C) are based on a percentage of the Fund’s total distributions.
(D) is based on a percentage of the Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 78.87%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Fund strategies and risks
What are the Fund’s principal investment strategies?
The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities across any market capitalization, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in REITs and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high yield, high-risk corporate bonds (commonly referred to as “junk bonds”). The Manager intends to shift investments between and within income-generating equity securities and debt securities within the percentage guidelines reflected above while assessing the relative attractiveness as well as tracking the yield differential between the sectors. Depending upon such yield differentials, the income-generating equity securities portion of the Fund’s portfolio will vary between 65% and 100% of the Fund’s total assets and the debt securities portion will vary between 35% and 0% of the Fund’s total assets. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund.
In selecting investments for the Fund’s portfolio, the Manager employs a yield-oriented and value driven approach. The industry sector weightings in the income-generating equity securities portion of the Fund's portfolio will be determined based on the Manager’s investment research efforts. The Fund’s investment in income-generating equity securities may include securities across any market capitalization.
Preferred stocks or convertible securities in which the Fund may invest, may be rated below investment grade (i.e., “Ba” or lower for convertible securities or “Ba” or lower for preferred stock by Moody’s or “BB” or lower for both convertible securities and preferred stock by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. The Fund includes these assets in its income-generating equity securities category and they are in addition to the high yield, high-risk debt securities discussed above.

The debt securities component of the Fund’s portfolio will be structured to earn as high a level of current income as is consistent with reasonable risk, in light of the nature of such investments. The Manager will screen individual securities for such characteristics as minimum yield and issue size, issue liquidity, and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within this universe from which the portfolio will be constructed. The Fund may invest in a wide variety of debt securities of any maturity or duration, although it is anticipated that under normal market conditions, the debt securities portion of the Fund’s portfolio primarily will be invested in corporate bonds. Such bonds may be rated below investment grade. Corporate bonds are bonds, notes, or debentures issued by corporations and other business organizations, including REITs, and other business trusts. The Fund may invest in foreign securities directly or indirectly through American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). Under normal circumstances, no more than 5% of the Fund’s net assets are anticipated to be invested directly or indirectly through depository receipts in foreign issuers.
The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities that are rated below investment grade or which are unrated but are of comparable quality as determined by the Manager.
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.
The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if the Manager believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements. The Fund may buy or sell securities on a when-issued or delayed-delivery basis — that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.
The Fund may use repurchase agreements as short-term investments for its cash position.
The Fund may invest up to 10% of its total assets in illiquid investments, which include securities, contractual restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which may not be readily marketable.
The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.
The Fund may lend up to 25% of its total assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. For additional information regarding Securities Lending, see Note 9 in “Notes to financial statements.”
The Fund may invest without limitation in loan participations in order to enhance total return, to affect diversification or to earn additional income.
The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Floating rate loans may take as long as seven days to settle and may not be considered securities. Therefore, floating rate loans may not be afforded the protection of the federal securities laws.
The Fund may invest in futures, options, and closing transactions related thereto. The Fund will not invest in futures and options as principal investment strategies. In addition, the Fund may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
What are the Fund’s principal investment strategies? (continued)
The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not invest in swaps as a principal investment strategy. The Fund also may invest in and write listed options, which are also referred to as exchange-traded options. The Manager will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream. The percentage of the Fund's assets invested in these strategies will vary from time to time based on the Manager's assessment of economic and market conditions and the potential for income.
At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to neutralize the effect of any price declines without selling a bond or bonds.
If the Fund has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.
The Fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract) for hedging purposes only. The Fund will not invest in forward foreign currency contracts as a principal investment strategy.
Although the Manager values the Fund’s assets daily in terms of US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. For additional discussion of how the Fund may use derivatives, see Note 8 in “Notes to financial statements.”
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor to the Fund’s investment manager and provides asset allocation services. MIMAK has primary day-to-day responsibility for managing the Fund, and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.
What are the principal risks of investing in the Fund?
Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 10 in “Notes to financial statements.”
Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.
Issuer risk — The risk that the value of an issuer's securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
High yield risk — The risk that high yield securities are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes.  A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares. For additional information, see Note 10 in “Notes to financial statements.”
Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. The illiquidity of portfolio securities may adversely affect the ability of a fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the fund to liquidate portfolio securities. The risks associated with these investments will be accentuated in situations in which a fund’s operations require cash and could result in the fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid investments may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. To the extent that there is no established retail market for securities, there may be relatively inactive trading in such securities and the ability to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for portfolio securities, an investment manager’s judgment may play a greater role in the valuation of a fund’s securities due to the reduced availability of reliable objective data. To the extent that a fund invests in illiquid investments and securities which are restricted as to resale, the fund may incur additional risks and costs because such securities are particularly difficult to dispose of.
Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Lower rated convertible securities and preferred stock risk — The risk that lower rated convertible securities and preferred stock are subject to a more limited and less liquid secondary trading market, greater price volatility, and reduced creditworthiness of issuers. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of pricing its portfolio and calculating its NAV. Lower quality convertible securities and preferred stocks may have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
What are the principal risks of investing in the Fund? (continued)
Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the 1940 Act.
IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Securities lending risk — The risk that in a securities lending transaction, the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, a fund could be faced with loss of rights in the collateral. For additional discussion on Securities lending risk, see Note 9 in “Notes to financial statements.”
Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.
Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.
Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Investments Dividend and Income Fund, Inc. at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Directors in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.
Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by

Other Fund information (Unaudited)
Delaware Investments Dividend and Income Fund, Inc.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Investments Dividend and Income Fund, Inc. at a meeting held August 11-13, 2020 (continued)
Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and nine other income and preferred stock leveraged closed-end funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Fund’s shorter-term performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Fund’s long-term performance, which was strong. The Board also considered performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.
Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Directors discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.
Management profitability. Directors were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Fund and in relation to the respective Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investment Management (2017–2019) Head of Macquarie Investment Management Americas (2015–2017)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005– 2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011– March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–
December 2019)
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–
Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006– July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None [3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None [3]
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s investment manager.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

About the organization
This annual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.
Board of directors/trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds® by Macquarie
Philadelphia, PA
Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA
Jerome D. Abernathy+
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ
Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA
John A. Fry+
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
New York, NY
Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford+
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
+Audit Committee member
Christianna Wood+
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
Investment manager
Delaware Management Company, a series
of Macquarie Investment Management
Business Trust (MIMBT)
Philadelphia, PA
Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354
Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor
Website
delawarefunds.com/closed-end
Your reinvestment options
Delaware Investments Dividend and
Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.
If you choose to receive your dividends in
cash, you may now elect to receive them by
ACH transfer. Contact Computershare at
the phone number above for more
information.

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
•     Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
•     Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
•     Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
•     Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
This page is not part of the annual report.        i

Delaware Funds® by Macquarie privacy practices notice
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Funds® by Macquarie
Delaware Investments Fund Services Company
Delaware Management Company
Revised February 2020
ii        This page is not part of the annual report.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959
(Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1467479)
iii  This page is not part of the annual report.
AR-DDF-121

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,070 for the fiscal year ended November 30, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,830 for the fiscal year ended November 30, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,611 for the fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,611 for the fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended November 30, 2020 and November 30, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS’s services. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote reincorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2020. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2020.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Kristen E. Bartholdson
Registered Investment	11	$15.0 billion	0	$0
Companies
Other Pooled Investment	4	$582.5 million	0	$0
Vehicles
Other Accounts	30	$6.1 billion	1	$778.9 million
Adam H. Brown
Registered Investment	11	$1.4 billion	0	$0
Companies
Other Pooled Investment	3	$444.3 million	0	$0
Vehicles
Other Accounts	4	$1.0 billion	0	$0
Chris Gowlland
Registered Investment	7	$1.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	0	$0	0	$0
Erin Ksenak
Registered Investment	4	$11.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	4	$633.9 million	0	$0
Nikhil G. Lalvani
Registered Investment	12	$15.2 billion	0	$0
Companies
Other Pooled Investment	4	$582.5 million	0	$0
Vehicles
Other Accounts	30	$6.1 billion	1	$778.9 million

John P. McCarthy
Registered Investment	11	$1.4 billion	0	$0
Companies
Other Pooled Investment	2	$444.3 million	0	$0
Vehicles
Other Accounts	4	$1.0 billion	0	$0
Robert A. Vogel, Jr.
Registered Investment	11	$15.0 billion	0	$0
Companies
Other Pooled Investment	4	$582.5 million	0	$0
Vehicles
Other Accounts	30	$6.1 billion	1	$778.9 million
Stefan Löwenthal
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	44	$1.9 billion	0	$0
Vehicles
Other Accounts	17	$1.7 billion	0	$0
Juergen Wurzer
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	44	$1.9 billion	0	$0
Vehicles
Other Accounts	17	$1.7 billion	0	$0
Michael G. Wildstein
Registered Investment	6	$2.3 billion	0	$0
Companies
Other Pooled Investment	9	$1.2 billion	0	$0
Vehicles
Other Accounts	17	$12.2 billion	0	$0
Benjamin Leung*
Registered Investment Companies	1	$377.3 million	0	$0
Other Pooled Investment	33	$7.0 billion	11	$4.4 billion
Vehicles
Other Accounts	9	$10.3 billion	2	$339.2 million
Scot Thompson*
Registered Investment Companies	1	$377.3 million	0	$0
Other Pooled Investment	33	$7.0 billion	11	$4.4 billion
Vehicles
Other Accounts	9	$10.3 billion	2	$339.2 million

* Benjamin Leung and Scot Thompson became portfolio managers in January 2021.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Lalvani, Ms. Bartholdson, Mr. Vogel, and Ms. Ksenak only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Brown, McCarthy and Wildstein only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

(Messrs. Löwenthal and Wurzer only) MIMAK believes that client satisfaction will ultimately be driven by its ability to deliver strong performance and an excellent level of service. Consistent with this, MIMAK’s investment team performance assessment structure and remuneration processes are designed to align the interests of its staff with those of its clients. MIMAK’s remuneration structure is tailored to individual roles so that MIMAK attracts and retains high quality people who are appropriately incentivized to deliver optimal outcomes to clients. Total remuneration at MIMAK is broadly divided into two components: (i) fixed remuneration, which is determined by the individual's skill set and level of expertise, business contribution, and consideration of market data obtained through industry specific salary surveys; and (ii) performance based remuneration, which is profit share that is discretionary in nature and truly variable.

The following principles underpin MIMAK’s remuneration framework: (i) competitiveness: remuneration is structured to be competitive with that of its international peers, enabling MIMAK to attract and retain high caliber investment professionals; (ii) retention mechanisms: performance-based remuneration incorporates both short- and long-term incentives to encourage a long-term perspective and stability of investment teams. MIMAK has a profit share retention policy in place whereby a proportion of profit share retention is invested in underlying assets or funds that the individual is responsible for. Many staff also choose to invest in MIMAK’s managed funds; (iii) consistency: MIMAK has maintained a consistent framework over time to ensure the staff members are confident that their efforts will be rewarded over the long-term; and (iv) performance emphasis: discretionary profit share is awarded annually based on each individual staff member's performance across a number of key metrics.

For investment team members, these key metrics include:

●	Portfolio performance: fund returns against client investment objectives, benchmarks and risk profile. For MIMAK, consistent performance is rated more highly than one-off performance;

●	Teamwork: input into investment decision making processes, generation of investment ideas and insights contribution to client service initiatives and contribution to investment capability development; and

●	Business building.

(Messrs. Leung and Thompson only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of November 30, 2020, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (6/1/2020 - 6/30/2020)	0	-	0	7,688,158.1587
Month #2 (7/1/2020 - 7/31/2020)	0	-	0	7,688,158.1587
Month #3 (8/1/2020 - 8/31/2020)	0	-	0	7,688,158.1587
Month #4 (9/1/2020 - 9/30/2020)	0	-	0	7,688,158.1587
Month #5 (10/1/2020 - 10/31/2020)	30,893	$7.89	0	7,657,265.1587
Month #6 (11/1/2020 - 11/30/2020)	46,107	$8.37	0	7,611,158.1587
Total	77,000	$8.13	0	7,611,158.1587

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective August 1, 2017, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2021